www.matw.com | Nasdaq: MATW Fourth Quarter Fiscal 2025 Earnings Teleconference November 21, 2025 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer and Treasurer

© 2025 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Matthews International Corporation and its consolidated subsidiaries (collectively “Matthews” or the “Company”) regarding the future, including statements regarding the anticipated benefits and risks associated with the joint venture transaction with Peninsula Parent LLC, d.b.a. Propelis Group ("Propelis") and the timing thereof, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from management's expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include risks to our ability to achieve the anticipated benefits of the joint venture transaction with Propelis that closed in fiscal year 2025, changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures, and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board of Directors, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2025 Matthews International Corporation. All Rights Reserved. 4 2025 Highlights Proactive actions in 2025 are positioning Matthews for a focused, successful 2026 Strategic Portfolio Actions Growth & Innovation Continued Governance Enhancements Financial Discipline • Divestitures • SGK • Warehouse Automation • Packaging & Tooling • Maintained 40% ownership stake in Propelis, which is outperforming expectations • Acquisition of The Dodge Company and B. Heynck GmbH • Opening of Matthews Engineering Vreden Development Center • Launched Axian • Expanded investment in Freespace Robotics • Affirmatively established our intellectual property rights as it relates to our proprietary “all-in- one” solution for dry battery electrode production • Cash from divestitures to reduce debt, projected to bring our net leverage ratio below 3.0x • Efficiency actions resulting in a reduction in full year corporate costs • Recent approval of 32nd consecutive annual dividend increase • New board chair and directors with EV and battery expertise align with industry trends and strategic goals • Governance reforms include declassifying the Board and removing supermajority voting to align with corporate governance best practices.

© 2025 Matthews International Corporation. All Rights Reserved. Key Considerations • Projected adjusted EBITDA (including our 40% share of Propelis) to be at least $180 million • Solid performance expected for the Memorialization segment • Uncertainty of project timing in the Industrial Technologies segment, specifically related to energy business; cost reduction programs should mitigate some of this impact • Ongoing strategic alternative review process OUTLOOK FOR FISCAL 2026 5

FINANCIAL OVERVIEW

Q4 & YTD FY2025 SUMMARY

($ in millions except per-share amounts)

Q4

	Q4 2024	Q4 2025
Sales	$ 446.7	$ 318.8
Gross Margin	26.3 %	36.3 %
Diluted Loss Per Share	$ (2.21)	$ (0.88)
Non-GAAP Adjusted EPS*	$ 0.55	$ 0.50
Net Loss Attributable to Matthews	$ (68.2)	$ (27.5)
Adjusted EBITDA*	$ 58.1	$ 51.5

YTD

	YTD 2024	YTD 2025
Sales	$ 1,795.7	$ 1,497.7
Gross Margin	29.5 %	33.9 %
Diluted Loss Per Share	$ (1.93)	$ (0.79)
Non-GAAP Adjusted EPS*	$ 2.17	$ 1.26
Net Loss Attributable to Matthews	$ (59.7)	$ (24.5)
Adjusted EBITDA*	$ 205.2	$ 187.5

4th Quarter ("Q4") Highlights

Sales

- Higher sales for Memorialization segment for the current quarter, primarily reflecting the recent acquisition of The Dodge Company
- Lower sales for the Industrial Technologies segment
- Divestiture of SGK Business completed on May 1, 2025

GAAP EPS

- Litigation costs, other restructuring costs, and asset write-downs

Adjusted EBITDA

- Higher Memorialization adjusted EBITDA and lower corporate and non-operating costs
- Lower Industrial Technologies adjusted EBITDA
- Divestiture of SGK Business completed on May 1, 2025
- Portion of earnings in Propelis recognized on 3 month lag

Adjusted EPS

- Lower adjusted EBITDA and higher interest expense

** See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
7

© 2025 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 8 23.0% 21.1% $196.8 $209.7 Q4 FY2024 Q4 FY2025 $829.7 $809.5 FY2024 FY2025 $40.5 $45.1 Q4 FY2024 Q4 FY2025 $162.6 $169.5 FY2024 FY2025 Sales • Benefits from acquisition of The Dodge Company and inflationary price realization • Granite memorials and caskets sales volumes declined, primarily resulting from lower U.S. casketed deaths Adjusted EBITDA • Benefits of inflationary price realization and cost savings initiatives, offset partially by the impact of higher material costs • Acquisitions and the disposition of the unprofitable European cremation equipment business 20.6% 21.5% 19.6% 20.9% ($ in millions) Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2025 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 9 15.5% 12.4% 15.6%10.3% Sales • Engineering sales remain challenged due to litigation • Higher sales for the warehouse automation business Adjusted EBITDA • Primarily impacted by lower engineered products sales • Benefits from cost-reduction initiatives and higher sales for the warehouse automation business ($ in millions) $113.9 $93.0 Q4 FY2024 Q4 FY2025 $433.2 $342.2 FY2024 FY2025 $15.9 $11.0 Q4 FY2024 Q4 FY2025 $39.7 $27.9 FY2024 FY2025 13.9% 11.8% 9.2% 8.2% Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2025 Matthews International Corporation. All Rights Reserved. BRAND SOLUTIONS Sales • Divestiture of SGK Business completed on May 1, 2025 • Sales for the current quarter consisted of the segment’s European packaging operation Adjusted EBITDA • Portion of earnings in Propelis recognized on 3 month lag ($ in millions) * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 10 15.4% 12.9% $135.9 $16.2 Q4 FY2024 Q4 FY2025 $532.9 $345.9 FY2024 FY2025 $17.3 $7.4 Q4 FY2024 Q4 FY2025 $61.6 $40.3 FY2024 FY2025 45.8%12.7% 11.6% 11.7% Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2025 Matthews International Corporation. All Rights Reserved. • Debt decreased by $65.6 million during the fiscal year • Current year operating cash flow reflects costs in connection with acquisitions and divestitures, litigation, and restructuring of the German operations and the unfavorable working capital impact related to the Tesla project • Net Debt Leverage Ratio* 3.6 as of September 30, 2025 • Quarterly dividend of $0.255/share, payable 12/15/2025 CAPITALIZATION AND CASH FLOWS 11 * See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $776.5 $710.8$735.7 $678.4 09/30/24 09/30/25 ($ in millions) Operating Cash Flow $79.3 $(23.6) YTD FY 2024 YTD FY 2025 Cash $40.8 $32.4 09/30/24 09/30/25

SUPPLEMENTAL INFORMATION

© 2025 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, constant currency adjusted EBITDA, and net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non- service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Year Ended September 30, 2025	Year Ended September 30, 2024
Net loss	$ (27,470)	$ (68,161)	$ (24,471)	$ (59,660)
Income tax provision (benefit)	2,289	680	40,680	(9,997)
(Loss) income before income taxes	$ (25,181)	$ (67,481)	$ 16,209	$ (69,657)
Propelis depreciation, amortization, interest and other unusual items (1)	6,359	—	6,359	—
Interest expense, including RPA and factoring financing fees (2)	16,147	14,825	66,815	55,364
Depreciation and amortization *	15,175	24,329	71,746	94,770
Acquisition and divestiture related items (3) **	2,394	11	9,271	5,576
Strategic initiatives and other charges (4) ** †	23,283	48,458	39,586	65,586
Gain on sale of SGK Business	1,964	—	(55,139)	—
Highly inflationary accounting impacts (primarily non-cash) (5)	99	132	1,135	1,027
Goodwill and asset write-downs (6)	7,911	33,574	7,911	33,574
Stock-based compensation	3,227	4,169	23,065	18,478
Non-service pension and postretirement expense (7)	143	112	550	439
Total Adjusted EBITDA	$ 51,521	$ 58,129	$ 187,508	$ 205,157

(1) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other items incurred by Propelis.

(2) Includes fees for receivables sold under the RPA and factoring arrangements totaling $629 and $1,192 for the three months ended September 30, 2025 and 2024, respectively, and $3,920 and $4,830 for the fiscal years ended September 30, 2025 and 2024, respectively.

(3) Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a loss of $2,072 for the fiscal year ended September 30, 2025 related to the divestiture of a business in the Industrial Technologies segment.

(4) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, Inc. ("Tesla"), which totaled $7,747 and $4,261 for the three months ended September 30, 2025 and 2024, respectively, and $22,166 and $12,399 for the fiscal years ended September 30, 2025 and 2024, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $5,109. The three months and fiscal year ended September 30, 2025 includes $8,000 of expense related to the settlement of a contractual licensing matter. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $3,556. Fiscal 2025 include loss recoveries totaling $1,708 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(5) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(6) Fiscal 2025 includes asset write-downs within the Brand Solutions segment of $7,911. Fiscal 2024 includes goodwill write-downs within the Industrial Technologies segment of $16,727, asset write-downs within the Memorialization segment of $13,716, and investment write-downs within Corporate and Non-operating of $3,131.

(7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $8,566 and $7,368 for the Memorialization segment, $5,063 and $6,028 for the Industrial Technologies segment, $1,014 and $9,724 for the Brand Solutions segment, and $532 and $1,209 for Corporate and Non-Operating, for the three months ended September 30, 2025 and 2024, respectively. Depreciation and amortization was $30,332 and $27,768 for the Memorialization segment, $21,870 and $23,772 for the Industrial Technologies segment, $16,949 and $38,667 for the Brand Solutions segment, and $2,595 and $4,563 for Corporate and Non-Operating, for the fiscal years ended September 30, 2025 and 2024, respectively.

**Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $9,611 and $1,309 for the Memorialization segment, $12,407 and $40,069 for the Industrial Technologies segment, $1,202 and $307 for the Brand Solutions segment, and $2,457 and $6,784 for Corporate and Non-Operating, for the three months ended September 30, 2025 and 2024, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $13,876 and $3,514 for the Memorialization segment, $27,868 and $54,357 for the Industrial Technologies segment, $4,024 and $3,001 for the Brand Solutions segment, and $3,089 and $10,290 for Corporate and Non-Operating, for the fiscal years ended September 30, 2025 and 2024, respectively.

† Strategic initiatives and other charges includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling expenses of $24 and $41,353 for the three months ended September 30, 2025 and 2024, respectively and expenses of $1,158 and $45,705 for the fiscal years ended September 30, 2025 and 2024, respectively.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended September 30,				Year Ended September 30,			
	2025		2024		2025		2024	
		per share		per share		per share		per share
Net loss attributable to Matthews	$ (27,470)	$ (0.88)	$ (68,161)	$ (2.21)	$ (24,471)	$ (0.79)	$ (59,660)	$ (1.93)
Acquisition and divestiture items (1)	1,758	0.06	837	0.03	7,565	0.25	4,873	0.16
Strategic initiatives and other charges (2)	19,384	0.63	41,261	1.35	33,900	1.09	57,073	1.85
Gain on sale of SGK Business	7,997	0.25	—	—	(6,158)	(0.20)	—	—
Highly inflationary accounting impacts (primarily non-cash) (3)	99	0.01	132	—	1,135	0.04	1,027	0.03
Goodwill and asset write-downs (4)	7,911	0.26	32,784	1.06	7,911	0.26	32,784	1.06
Non-service pension and postretirement expense (5)	107	—	83	—	412	0.01	329	0.01
Intangible amortization expense	2,781	0.09	6,924	0.23	15,052	0.48	27,767	0.90
Propelis amortization and other unusual items (6)	2,479	0.08	—	—	2,479	0.08	—	—
Tax-related (7)	—	—	2,703	0.09	1,207	0.04	2,839	0.09
Adjusted net income	**$ 15,046**	**$ 0.50**	**$ 16,563**	**$ 0.55**	**$ 39,032**	**$ 1.26**	**$ 67,032**	**$ 2.17**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 15.4% and 7.4%, for the three months ended September 30, 2025 and 2024, respectively, and 14.8% and 11.5% for the fiscal year ended September 30, 2025 and 2024, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a gain in fiscal year 2023 related to the divestiture of a business in the Industrial Technologies segment.

(2) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, Inc. ("Tesla"), which totaled $7,747 and $4,261 for the three months ended September 30, 2025 and 2024, respectively, and $22,166 and $12,399 for the fiscal year ended September 30, 2025 and 2024, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $5,109. The three months and fiscal year ended September 30, 2025 includes $8,000 of expense related to the settlement of a contractual legal matter. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $3,556. Fiscal 2025 include loss recoveries totaling $1,708 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(3) Represents exchange gains and losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries

(4) Fiscal 2025 includes asset write-downs within the the Brand Solutions segment of $7,911 for the three months and fiscal year ended September 30, 2025. Fiscal 2024 includes goodwill write-downs within the Industrial Technologies segment, asset write-downs within the Memorialization segment, and investment write-downs within Corporate and Non-operating.

(5) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(6) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other items incurred by Propelis.

(7) Fiscal 2025 represents tax-related items incurred in connection with assets the Company previously wrote off in Russia, The three months and fiscal year ended September 30, 2024 includes $2,703 of tax-related items incurred in connection with restructuring that resulted in a deferred tax asset write-off. Fiscal 2024 also includes $136 of tax-related items incurred in connection with the derecognition of deferred tax assets for a joint venture that is being terminated.

** Per share amounts based on the diluted shares for each respective period.*

* See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
15

CONSTANT CURRENCY SALES AND ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Memorialization	Industrial Technologies	Brand Solutions	Corporate and Non-Operating	Consolidated
Reported sales for the quarter ended September 30, 2025	$ 209,680	$ 92,960	$ 16,201	$ —	$ 318,841
Changes in foreign exchange translation rates	(259)	(3,367)	206	—	(3,420)
Constant currency sales for the quarter ended September 30, 2025	$ 209,421	$ 89,593	$ 16,407	$ —	$ 315,421
Reported sales for the year ended September 30, 2025	$ 809,514	$ 342,229	$ 345,946	$ —	$ 1,497,689
Changes in foreign exchange translation rates	26	(4,396)	2,045	—	(2,325)
Constant currency sales for the year ended September 30, 2025	$ 809,540	$ 337,833	$ 347,991	$ —	$ 1,495,364
Reported adjusted EBITDA for the quarter ended September 30, 2025	$ 45,075	$ 11,015	$ 7,419	$ (11,988)	$ 51,521
Changes in foreign exchange translation rates	(4)	(263)	44	45	(178)
Constant currency adjusted EBITDA for the quarter ended September 30, 2025	$ 45,071	$ 10,752	$ 7,463	$ (11,943)	$ 51,343
Reported adjusted EBITDA for the year ended September 30, 2025	$ 169,526	$ 27,936	$ 40,311	$ (50,265)	$ 187,508
Changes in foreign exchange translation rates	77	(343)	45	70	(151)
Constant currency adjusted EBITDA for the year ended September 30, 2025	$ 169,603	$ 27,593	$ 40,356	$ (50,195)	$ 187,357

** See Disclaimer (page 2) for Management's assessment of supplemental information related to constant currency sales.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
16

© 2025 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 17 September 30, 2025 September 30, 2024 Long-term debt, current maturities $ 7,230 $ 6,853 Long-term debt 703,602 769,614 Total debt 710,832 776,467 Less: Cash and cash equivalents (32,433) (40,816) Net Debt $ 678,399 $ 735,651 Adjusted EBITDA $ 187,508 $ 205,157 Net Debt Leverage Ratio $ 3.6 $ 3.6 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (In thousands)